Holding Company for
Forward Looking Statements
Certain comments made in the course of this presentation by UBNK are forward-looking in nature. These include all statements about UBNK’s operating results or financial position for periods ending or on dates occurring after
March 31, 2012 and usually use words such as “expect”, “anticipate”, “believe”, and similar expressions. These comments represent management’s current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.
All forward looking statements are subject to risks and uncertainties that could cause UBNK’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to UBNK include, but are not limited to: (1) changes in general economic conditions, including interest rates; (2) competition among providers of financial services; (3) changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; (4) adverse changes in the securities markets; and (5) our ability to enter new markets successfully and capitalize on growth opportunities. UBNK does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
NASDAQ: UBNK
Stifel Nicolaus
24 Hour Un-conference
Southwest MA & Northern CT
May 7-8, 2012
Exhibit 99.1

Experienced and Invested Management Team
* As of 03/31/2012 2
Name Title
Years in
Industry Prior Experience
Stock
Ownership*
Richard B. Collins President and Chief Executive
Officer
40+ • Joined United Bank in 2001.
• Formerly President of First Massachusetts Bank,
N.A.
143,372
Keith E. Harvey  Executive Vice President and
Chief Operating Officer,
Operations and Retail Sales
35+ • Joined United Bank in 1984.
• Experience concentrated in Retail Bank
Management, Operations and Information
Technology
64,064
Mark A. Roberts  Executive Vice President and
Chief Financial Officer
25+ • Joined United Bank in 2006.
• Formerly VP and Controller at The Connecticut
Bank and Trust Company in Hartford, CT
• VP Finance at Woronoco Savings Bank
49,252
J. Jeffrey Sullivan  Executive Vice President and
Chief Lending Officer
20+ • Joined United Bank in 2003.
• Formerly SVP Business Development and
Commercial Lending at Bank of Western
Massachusetts
53,561
Charles R. Valade  Executive Vice President,
Commercial Lending
35+ • Joined United Bank in 2009.
• Founder, President and Chief Executive Officer of
Commonwealth National Bank
47,698
John J. Patterson  Senior Vice President,                               40+
Risk Management
• Joined United Bank in 1993.
• Experience concentrated in Risk Management and
Credit  Administration
32,183

Deploying our Strong Capital Position 3

Dividend History & Share Buybacks*
* As of 03/31/12
(1) Please refer to page 32 in the appendix for the reconciliation of GAAP and non-GAAP results.
Shares Repurchased 2008 2009 2010 2011 Q1 2012 Total
Amount 261,798 1,537,787 798,242 396,209 114,775 3,108,811
$ Value $ 3,496,920 $ 20,593,752 $ 10,849,879 $   6,042,446 $   1,855,340 $ 42,838,337
Dividend $ Payout $ 4,436,000 $   4,238,000 $   4,589,000 $   5,067,000 $   1,322,000 $ 19,652,000

$0.29
$0.26
$0.50
$0.57
$0.70
$0.74
$0.19
$0.20
$0.24
$0.27
$0.28
$0.30
$0.34
$0.09
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
2006Y 2007Y 2008Y (1) 2009Y (1) 2010Y (1) 2011Y Q1 2012
Core EPS Dividends per share

Total Return Stock Performance vs. Major Indexes
Total Return CAGR
UBNK: First Step Aug 2005 – Mar 2012 9.36%
UBNK: Second Step Dec 2007 – Mar 2012 13.47%
S&P 500: Aug 2005 – Mar 2012 (excl. dividends) 2.15%

Future Growth and Expansion Opportunities 6

Loan Mix as of March 31, 2012 (in millions) Shift toward Bank-Like Mix for Loans $312.1 Loan Mix as of December 31, 2005 (in millions) 7

Commercial Loan Portfolio Commercial Loans (in millions) March 31, 2012 CREs over $1 million (in millions) March 31, 2012 8

CRE Loans Over $1 million (Total $261.0mm) CRE Mix as of March 31, 2012 (in millions) Owner Occupied % as of March 31, 2012 (in millions) $82.6 $178.4 $63.9 $32.5 $29.0 $61.0 $43.1 $11.2 $5.8 $14.5 9

Reduced Construction and Diversified C&I Mix
Diversified
Average Loan size under $100k
Largest C&I Loan is $6.5 million (cash secured)
Regional Mix: $111 million Springfield and $71 million Worcester

1-4 Family
34%
Land Development
23%
Condo
23%
Commercial
20%
Construction Trades
13%
Manufacturing
21%
Wholesale
15%
Retail Other
9%
Transportation
4%
Healthcare
5%
Other Service
33%
Total Commercial Construction Loans: $28.3 million
2.5% of Overall Loan Portfolio
Total C&I Loans: $181.5 million
C&I Mix as of March 31, 2012
(in millions)
Commercial Construction Mix as of March 31, 2012
(in millions)
$5.6
$9.7
$23.6
$37.7
$28.2
$15.9
$8.0
$8.6
$59.5
$6.6
$6.4

Asset Quality 11

Asset Quality 12 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2007Y 2008Y 2009Y 2010Y 2011Y 2012Q1 Net Charge - offs to Avg Loans National average

Deposit Mix as of December 31, 2005
(in millions)
Deposit Mix and Growth
Total Deposits $653.6 million
QTD Cost of Total Deposits 2.21%
Total Deposits $1,258.6 million
QTD Cost of Total Deposits 0.89%
$266.6
$311.7
$417.2
$263.1
Deposit Mix as of March 31, 2012
(in millions)
$87.3
$154.2
$133.2
$279.0
Transaction
20%
Money Market
24%
Savings
13%
CDs
43%
Transaction
21%
Money Market
25%
Savings
21%
CDs
33%

De Novo Branches: Success Story

Franchise Expansion in Attractive Markets
Compelling  Profit Economics
Increase Our Brand Recognition
Established track record of growing de novo branches
Proven ability to acquire deposits quickly: $122.8 million in 6 branches since June 2006
Organic deposit growth is a key to expanding market share
Expand our presence in new markets  (i.e. northern Connecticut, east of Worcester)
Short time to break-even
Gain at least $5 million in deposits per year
Any income in first 3 years from loans accelerates time to break-even
5 years is expected full payback time
Continue to expand our products and services
Strong and effective marketing programs
Efficient and profitable branches enhance future success

Financial Performance
2006 2007
2008
(1)
2009
(1)
2010
(1)
2011 Q1 2012
Earnings Data (in mm except EPS):
Core Net Income 4.9 $      4.4 $       8.1 $       8.6 $       10.9 $      11.2 $    2.8 $
Core Earnings Per Share $0.29 $0.26 $0.50 $0.57 $0.70 $0.74 $0.19
Net Interest Income 27.6 $    29.2 $     39.8 $     41.0 $     52.9 $      52.8 $    13.1 $
Provision for Loan Losses 1.0         1.4          1.8          3.0          2.3            3.2         0.7
Normalized Non-interest Income 5.4         5.7          6.6          8.7          8.7            9.4         2.6
Normalized Non-interest Expenses 24.0       26.0        30.7        33.5        42.7          44.1       11.3
Profitability Data and Ratios:
Average Earning Assets (mm) $926 $1,001 $1,147 $1,208 $1,448 $1,504 $1,526
Net Interest Margin 2.97% 2.91% 3.47% 3.39% 3.65% 3.51% 3.43%
Efficiency Ratio 72.95% 74.02% 66.16% 68.49% 69.55% 71.07% 72.44%
Asset Quality:
Non-performing Assets/Total Assets
0.18% 0.25% 0.46% 1.16% 0.69% 0.65% 0.70%
Allowance for Loan Losses/ Total Loans
(excluding purchased loans) 0.95% 0.94% 0.95% 1.07% 1.18% 1.16% 1.15%
Net Charge-offs/Total Average Loans 0.02% 0.12% 0.15% 0.23% 0.13% 0.19% 0.16%
Capital:
Tangible Equity/Tangible Assets 13.64% 20.95% 18.03% 14.20% 13.60% 13.53% 13.22%
Tangible Book Value Per Share 8.01 $    12.73 $  13.01 $   12.93 $   13.32 $    13.90 $  14.00 $
Dividends Per Share 0.20 $    0.24 $     0.27 $     0.28 $     0.30 $      0.34 $    0.09 $
Period End Stock Price 13.80 $  11.10 $  15.14 $   13.11 $   15.27 $    16.09 $  15.82 $
(1) Please refer to pages 32 and 33 in the appendix for the reconciliation of GAAP and non-GAAP results.

Why hold shares of UBNK? 16

Appendix 17

Loan Trend 18

Deposit Trend 19

Annual Core Net Income & Earnings Per Share 6 YR CAGR = EPS 14.4%, Net Income 17.0% (1) Please refer to page 32 in the appendix for the reconciliation of GAAP and non-GAAP results. 20

Quarterly Core Net Income (1) & Earnings Per Share (1) (1) Please refer to page 31 in the appendix for the reconciliation of GAAP and non-GAAP results. 21

Average Interest-Earning Assets (000’s) 22

Net Interest Margin 23

Non-interest Income/Average Assets 24

Non-interest Expense/Average Assets 25

Efficiency Ratio 26

Total Assets (000’s) 27

Asset Quality 28

Tangible Equity/Tangible Assets (1)

(1)
Please refer to page 33 in the appendix for the reconciliation of GAAP and non-GAAP results.
20.95%
18.03%
14.20%
13.60% 13.53%
13.22%
10.00%
11.00%
12.00%
13.00%
14.00%
15.00%
16.00%
17.00%
18.00%
19.00%
20.00%
21.00%
22.00%
2007Y 2008Y 2009Y 2010Y 2011Y Q1'12

Tangible BV/Share vs. Stock Price (1)

(1)
Please refer to page 33 in the appendix for the reconciliation of GAAP and non-GAAP results.
$12.73
$13.01
$12.93
$13.30
$13.90
$14.00
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
2007Y 2008Y 2009Y 2010Y 2011Y Q1'12
Tangible BV/Share Stock Price

Reconciliation of GAAP and Non-GAAP for the Eight Quarters Ended December 31, 2010 31

Reconciliation of GAAP and Non-GAAP Results for the Years 2006-Q1 2012

The following table presents reconciliations of the company’s GAAP and Non-GAAP (Normalized) results at and for the years ended December 31, 2006, 2007, 2008, 2009, 2010, 2011 and  March 31, 2012
March 31
($ in thousands)
2006 2007 2008 2009 2010 2011 2012
Non-Interest Income (GAAP) 5,392            5,735            5,220            8,676            8,716            9,343              2,573
Other Than Temporary Impairment Charge -                 -                 1,377            -                -                -                  -
Adjusted Non-Interest Income (Non-GAAP) 5,392            5,735            6,597            8,676            8,716            9,343              2,573
Non-Interest Expense (GAAP) 24,036          26,039          30,690          36,858          43,841          44,062            11,275
Acquisition Costs -                 -                 -                (2,863)          (1,148)          -                  -
Special FDIC Insurance Assessment -                 -                 -                (537)             -                -                  -
Adjusted Non-Interest Expense (Non-GAAP) 24,036          26,039          30,690          33,458          42,693          44,062            11,275
Net Income (GAAP) 4,924            4,377            7,298            5,806            10,032          11,184            2,849
Adjustments to GAAP Net Income:
   Other Than Temporary Impairment Charge
-
-                 1,377
-                -                -                  -
   Acquisition Costs -                 -                 -                2,863            1,148            -                  -
   Special FDIC Assessment -                 -                 -                537                -                -                  -
   Income Tax Effect - All Items -                 -                 (527)             (556)             (329)             -                  -
Adjusted Net Income (Non-GAAP) 4,924            4,377            8,148            8,650            10,851          11,184            2,849
Per Share Data:
Diluted earnings per share (GAAP) 0.30 $           0.26 $           0.44 $           0.38 $           0.65 $           0.74 $              0.19 $
Diluted earnings per share (Non-GAAP) 0.30 $           0.26 $           0.50 $           0.57 $           0.70 $           0.74 $              0.19 $
Performance Ratios (annualized):
Return on average assets (GAAP) 0.51% 0.42% 0.62% 0.46% 0.65% 0.70% 0.70%
Return on average assets (Normalized) 0.51% 0.42% 0.69% 0.68% 0.71% 0.70% 0.70%
Return on average equity (GAAP) 3.59% 2.99% 3.23% 2.67% 4.49% 4.94% 5.00%
Return on average equity (Normalized) 3.59% 2.99% 3.60% 3.97% 4.85% 4.94% 5.00%
Efficiency ratio (GAAP) 72.95% 74.02% 66.16% 75.45% 71.42% 71.08% 72.44%
Efficiency ratio (Normalized) 72.95% 74.02% 66.16% 68.49% 69.55% 71.08% 72.44%
At or For the Years Ended December 31,

Reconciliation of GAAP and Non-GAAP Results for the Years 2006- Q1 2012

March 31
($ in thousands) 2006 2007 2008 2009 2010 2011 2012
Total Loans (Gross) 762,113        824,695        870,276        1,122,241     1,074,111     1,121,879       1,139,344
CNB Acquired Loans -                 -                 -                (242,930)      (209,785)      (148,925)        (136,393)
Purchased Loans (GE Loans) -                 -                 -                (22,655)        (21,448)        (19,066)          (18,284)
Total Loans (Non-GAAP) 762,113        824,695        870,276        856,656        842,878        953,888          984,667
Total Equity 137,711        226,120        227,714        225,246        222,576        227,361          227,248
    Goodwill -                 -                 -                (7,844)          (8,192)          (8,192)            (8,192)
    Other Intangible Assets -                 -                 -                (927)             (976)             (752)                (712)
Tangible Equity (Non-GAAP) 137,711        226,120        227,714        216,475        213,408        218,417          218,344
Total Assets 1,009,433     1,079,281     1,263,134     1,541,040     1,584,877     1,623,522       1,660,198
    Goodwill -                 -                 -                (7,844)          (8,192)          (8,192)            (8,192)
    Other Intangible Assets -                 -                 -                (927)             (976)             (752)                (712)
Tangible Assets (Non-GAAP) 1,009,433     1,079,281     1,263,134     1,532,269     1,576,685     1,614,578       1,651,294
Asset Quality:
Allowance for Loan Losses/Total Loans 0.95% 0.94% 0.95% 0.82% 0.93% 0.99% 0.99%
Allowance for Loan Losses/Total Loans excl. Purchased Loans 0.95% 0.94% 0.95% 1.07% 1.18% 1.17% 1.15%
Capital:
Total Equity/Total Assets 13.65% 20.95% 18.03% 14.62% 14.04% 14.00% 13.69%
Tangible Equity/Tangible Assets 13.65% 20.95% 18.03% 14.13% 13.54% 13.53% 13.22%
Book Value Per Share 8.03 $           12.73 $         13.01 $         13.38 $         13.82 $         14.47 $           14.57 $
Tangible Book Value Per Share 8.03 $           12.73 $         13.01 $         12.91 $         13.31 $         13.90 $           14.00 $
At or For the Years Ended December 31,
The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results at and for the years ended December 31, 2006, 2007, 2008, 2009, 2010, 2011 and
March 31, 2012

FOR QUESTIONS, PLEASE CONTACT:
Dena M. Hall, SVP, Marketing and Investor Relations
(413) 787- 1292
dhall@bankatunited.com
Mark A. Roberts, Executive Vice President and Chief
Financial Officer
(413) 787-1201
mroberts@bankatunited.com
Thank you.